MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                   PROSPECTUS SUPPLEMENT DATED JULY 12, 1999

         The second paragraph under "Net Asset Value" is revised as follows:

                The Corporate Loans in which the Fund invests are not listed on any securities exchange. Rather, Corporate Loans are traded by institutional traders in the secondary market for corporate loan obligations that has developed over the past several years. In determining net asset value, the Fund utilizes the valuations of Corporate Loans furnished by a pricing service approved by the Board of Directors. The pricing service typically values Corporate Loans at the mean of the bid and ask prices when quotations are readily available. Corporate Loans for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using pricing matrices to determine valuations. The procedures of the pricing service and its evaluations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of Corporate Loans.

Code #10938-1298 ALL-3